Exhibit 99.1

Ryman Hospitality Properties, Inc. Reports Third Quarter 2024 Results

NASHVILLE, Tenn. (November 4, 2024) – Ryman Hospitality Properties, Inc. (NYSE: RHP), a lodging real estate investment trust (“REIT”) specializing in group-oriented, destination hotel assets in urban and resort markets, today reported financial results for the three and nine months ended September 30, 2024.

Third Quarter 2024 Highlights and Recent Developments:

●	The Company generated record third quarter net income of $60.4 million and record third quarter consolidated Adjusted EBITDAre of $174.8 million.
●	Reported record third quarter consolidated revenue of $550.0 million, driven by record third quarter Hospitality revenue and record third quarter Entertainment revenue.
●	Same-store[1] Hospitality segment achieved record third quarter operating income of $92.8 million and record third quarter Adjusted EBITDAre of $142.0 million.
●	During the quarter, the Company booked over 581,000 same-store Gross Definite Room Nights for all future years, at an estimated average daily rate (ADR) for future bookings of $282, an increase of 5.2% over Q3 2023 estimated ADR for future bookings and a third quarter record.
●	The Company is revising its full year 2024 guidance, including lowering its same-store Hospitality RevPAR and Total RevPAR growth, as well as consolidated operating income and Adjusted EBITDAre, to account for continued leisure transient softness in Nashville and Orlando, disruption from Hurricane Milton and incremental disruption from capital investment projects underway. The Company is raising its full year 2024 outlook for adjusted funds from operations (AFFO) primarily to reflect lower expected cash interest expense.
●	The Company declared a cash dividend of $1.15 per share for the fourth quarter of 2024, a 4.5% increase from the third quarter dividend of $1.10. The dividend is payable on January 15, 2025, to stockholders of record as of December 31, 2024.

Mark Fioravanti, President and Chief Executive Officer of Ryman Hospitality Properties, said, “Building on our solid second quarter performance, we are pleased with our third quarter results in both of our businesses. We delivered record third quarter consolidated revenue, net income, operating income and Adjusted EBITDAre driven by record third quarter same-store ADR and Total RevPAR. Our outlook for group demand remains strong, evidenced by record projected group rooms revenue for all future years, which gives us the confidence to raise our dividend this quarter.”

1 Same-Store Hospitality segment excludes JW Marriott Hill Country, which was acquired June 30, 2023.

Third Quarter 2024 Results (as compared to Third Quarter 2023):1

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
($ in thousands, except per share amounts)			%				%
	2024	2023	Change		2024	2023	Change
Total revenue	$549,958	$528,511	4.1%		$1,691,593	$1,525,073	10.9%

Operating income	$105,880	$101,923	3.9%		$370,332	$329,813	12.3%
Operating income margin	19.3%	19.3%	—	pts	21.9%	21.6%	0.3	pts

Net income (1)	$60,398	$40,785	48.1%		$207,899	$171,922	20.9%
Net income margin (1)	11.0%	7.7%	3.3	pts	12.3%	11.3%	1.0	pts

Net income available to common stockholders (1)	$59,011	$41,227	43.1%		$202,872	$169,090	20.0%
Net income available to common stockholders margin (1)	10.7%	7.8%	2.9	pts	12.0%	11.1%	0.9	pts
Net income available to common stockholders per diluted share (1)(2)	$0.94	$0.64	46.9%		$3.25	$2.78	16.9%

Adjusted EBITDAre	$174,803	$170,874	2.3%		$569,063	$503,251	13.1%
Adjusted EBITDAre margin	31.8%	32.3%	(0.5)	pts	33.6%	33.0%	0.6	pts
Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture	$168,068	$163,188	3.0%		$546,944	$482,450	13.4%
Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture margin	30.6%	30.9%	(0.3)	pts	32.3%	31.6%	0.7	pts

Funds From Operations (FFO) available to common stockholders and unit holders	$116,205	$97,931	18.7%		$372,325	$320,096	16.3%
FFO available to common stockholders and unit holders per diluted share/unit (2)	$1.86	$1.54	20.8%		$5.98	$5.29	13.0%

Adjusted FFO available to common stockholders and unit holders	$120,235	$111,279	8.0%		$396,361	$347,264	14.1%
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (2)	$1.93	$1.81	6.6%		$6.39	$5.80	10.2%

1 The three and nine months ended September 30, 2023 include approximately $10.6 million in losses associated with our previous investment in Circle, a joint venture that we and our joint venture partner agreed to wind down at the end of 2023.

2 Diluted weighted average common shares for the three and nine months ended September 30, 2024 include 3.8 million and 3.4 million, respectively, and the three and nine months ended September 30, 2023 include 3.7 million and 4.1 million, respectively, in equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.

Note: Consolidated year-to-date 2024 results reflect franchise tax refunds for prior tax periods of 2020 through 2023 totaling approximately $9.1 million, which were recognized in the second quarter of 2024.

Note: For the Company’s definitions of Adjusted EBITDAre, Adjusted EBITDAre margin, Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture, Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture margin, FFO available to common stockholders and unit holders, and Adjusted FFO available to common stockholders and unit holders, as well as a reconciliation of the non-GAAP financial measure Adjusted EBITDAre to Net Income and a reconciliation of the non-GAAP financial measures FFO available to common stockholders and unit holders and Adjusted FFO available to common stockholders and unit holders to Net Income, see “Non-GAAP Financial Measures,” “EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Definition,” “Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin Definition” “FFO, Adjusted FFO, and Adjusted FFO available to common stockholders and unit holders Definition” and “Supplemental Financial Results” below.

Hospitality Segment

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%				%
	2024	2023	Change		2024	2023	Change
Hospitality revenue	$467,043	$446,198	4.7%		$1,447,600	$1,288,322	12.4%
Same-Store Hospitality revenue (1)	$412,770	$396,172	4.2%		$1,280,536	$1,237,575	3.5%

Hospitality operating income	$102,781	$91,723	12.1%		$356,851	$305,526	16.8%
Hospitality operating income margin	22.0%	20.6%	1.4	pts	24.7%	23.7%	1.0	pts
Hospitality Adjusted EBITDAre	$159,569	$152,544	4.6%		$518,777	$456,446	13.7%
Hospitality Adjusted EBITDAre margin	34.2%	34.2%	–	pts	35.8%	35.4%	0.4	pts

Same-Store Hospitality operating income (1)	$92,805	$83,847	10.7%		$322,303	$297,422	8.4%
Same-Store Hospitality operating income margin (1)	22.5%	21.2%	1.3	pts	25.2%	24.0%	1.2	pts
Same-Store Hospitality Adjusted EBITDAre (1)	$142,020	$135,167	5.1%		$461,788	$438,841	5.2%
Same-Store Hospitality Adjusted EBITDAre margin (1)	34.4%	34.1%	0.3	pts	36.1%	35.5%	0.6	pts

Hospitality performance metrics:
Occupancy	69.5%	71.8%	(2.3)	pts	70.0%	72.3%	(2.3)	pts
Average Daily Rate (ADR)	$252.42	$239.00	5.6%		$254.72	$240.53	5.9%
RevPAR	$175.37	$171.71	2.1%		$178.19	$173.80	2.5%
Total RevPAR	$444.77	$424.91	4.7%		$462.87	$439.00	5.4%

Same-store Hospitality performance metrics: (1)
Occupancy	69.1%	71.8%	(2.7)	pts	69.7%	72.3%	(2.6)	pts
ADR	$244.71	$230.50	6.2%		$248.05	$237.74	4.3%
RevPAR	$168.99	$165.58	2.1%		$173.00	$171.80	0.7%
Total RevPAR	$430.91	$413.58	4.2%		$448.86	$435.39	3.1%

Gross definite room nights booked	581,710	695,423	(16.4)%		1,650,897	1,695,578	(2.6)%
Net definite room nights booked	457,856	546,724	(16.3)%		1,206,193	1,247,311	(3.3)%
Group attrition (as % of contracted block)	16.1%	14.7%	1.4	pts	15.4%	15.5%	(0.1)	pts
Cancellations ITYFTY (2)	11,594	11,219	3.3%		37,745	65,187	(42.1)%

_____________________________

1 Same-Store Hospitality segment excludes JW Marriott Hill Country, which was acquired June 30, 2023.

2 “ITYFTY” represents In The Year For The Year.

Note: Hospitality segment and the Same-Store Hospitality portfolio year-to-date 2024 results reflect franchise tax refunds for prior tax periods of 2020 through 2023 totaling approximately $5.6 million, which were recognized in the second quarter of 2024.

Note: For the Company’s definitions of Revenue Per Available Room (RevPAR) and Total Revenue Per Available Room (Total RevPAR), see “Calculation of RevPAR, Total RevPAR, and Occupancy” below. Property-level results and operating metrics for third quarter 2024 are presented in greater detail below and under “Supplemental Financial Results—Hospitality Segment Adjusted EBITDAre Reconciliations and Operating Metrics,” which includes a reconciliation of the non-GAAP financial measures Hospitality Adjusted EBITDAre to Hospitality Operating Income, and property-level Adjusted EBITDAre to property-level Operating Income for each of the hotel properties.

Hospitality Segment Highlights

●	Same-store Hospitality portfolio achieved record third quarter Total RevPAR of $431, a 4.2% increase over Q3 2023, driven by strong banquet and AV revenue, which increased 15.9% from the prior year quarter.
●	Same-store Hospitality portfolio also achieved record third quarter ADR of $245, an increase of 6.2% from Q3 2023.
●	In the year for the year cancellations for the same-store Hospitality portfolio decreased 42.1% year-to-date 2024 from the prior year period.
●	On a same-store basis, attrition and cancellation fee collections declined 35% to $7.4 million in Q3 2024 from $11.3 million in Q3 2023.

Gaylord Opryland

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%				%
	2024	2023	Change		2024	2023	Change
Revenue	$122,659	$111,939	9.6%		$356,846	$334,220	6.8%

Operating income	$36,622	$29,549	23.9%		$112,089	$93,255	20.2%
Operating income margin	29.9%	26.4%	3.5	pts	31.4%	27.9%	3.5	pts
Adjusted EBITDAre	$44,815	$38,022	17.9%		$136,592	$118,770	15.0%
Adjusted EBITDAre margin	36.5%	34.0%	2.5	pts	38.3%	35.5%	2.8	pts

Performance metrics:
Occupancy	71.8%	72.7%	(0.9)	pts	70.8%	72.2%	(1.4)	pts
ADR	$254.05	$242.37	4.8%		$253.83	$244.82	3.7%
RevPAR	$182.49	$176.18	3.6%		$179.66	$176.66	1.7%
Total RevPAR	$461.65	$421.30	9.6%		$450.95	$423.91	6.4%

Note: Gaylord Opryland year-to-date 2024 results reflect franchise tax refunds for prior tax periods of 2020 through 2023 totaling approximately $5.4 million, which were recognized in the second quarter of 2024.

Gaylord Palms

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%				%
	2024	2023	Change		2024	2023	Change
Revenue	$68,242	$63,885	6.8%		$222,504	$222,260	0.1%

Operating income	$12,323	$9,249	33.2%		$50,808	$55,205	(8.0)%
Operating income margin	18.1%	14.5%	3.6	pts	22.8%	24.8%	(2.0)	pts
Adjusted EBITDAre	$19,635	$15,930	23.3%		$71,867	$75,100	(4.3)%
Adjusted EBITDAre margin	28.8%	24.9%	3.9	pts	32.3%	33.8%	(1.5)	pts

Performance metrics:
Occupancy	61.0%	67.4%	(6.4)	pts	66.0%	74.2%	(8.2)	pts
ADR	$223.10	$214.22	4.1%		$243.86	$239.56	1.8%
RevPAR	$136.09	$144.33	(5.7)%		$160.98	$177.67	(9.4)%
Total RevPAR	$431.76	$404.19	6.8%		$472.68	$473.89	(0.3)%

Gaylord Texan

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%				%
	2024	2023	Change		2024	2023	Change
Revenue	$73,096	$73,991	(1.2)%		$241,895	$241,868	0.0%

Operating income	$18,697	$19,555	(4.4)%		$71,043	$73,748	(3.7)%
Operating income margin	25.6%	26.4%	(0.8)	pts	29.4%	30.5%	(1.1)	pts
Adjusted EBITDAre	$24,417	$25,225	(3.2)%		$88,398	$90,902	(2.8)%
Adjusted EBITDAre margin	33.4%	34.1%	(0.7)	pts	36.5%	37.6%	(1.1)	pts

Performance metrics:
Occupancy	71.8%	73.0%	(1.2)	pts	74.6%	75.0%	(0.4)	pts
ADR	$247.51	$233.92	5.8%		$246.78	$233.19	5.8%
RevPAR	$177.82	$170.68	4.2%		$184.16	$175.00	5.2%
Total RevPAR	$437.99	$443.36	(1.2)%		$486.68	$488.40	(0.4)%

Gaylord National

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%				%
	2024	2023	Change		2024	2023	Change
Revenue	$69,751	$72,124	(3.3)%		$226,394	$221,910	2.0%

Operating income	$8,493	$9,855	(13.8)%		$36,037	$32,836	9.7%
Operating income margin	12.2%	13.7%	(1.5)	pts	15.9%	14.8%	1.1	pts
Adjusted EBITDAre	$21,260	$25,605	(17.0)%		$68,000	$67,678	0.5%
Adjusted EBITDAre margin	30.5%	35.5%	(5.0)	pts	30.0%	30.5%	(0.5)	pts

Performance metrics:
Occupancy	63.5%	71.5%	(8.0)	pts	66.3%	68.9%	(2.6)	pts
ADR	$240.73	$216.85	11.0%		$247.47	$235.67	5.0%
RevPAR	$152.98	$155.12	(1.4)%		$163.98	$162.38	1.0%
Total RevPAR	$379.84	$392.76	(3.3)%		$413.96	$407.24	1.7%

Gaylord Rockies

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%				%
	2024	2023	Change		2024	2023	Change
Revenue	$72,658	$68,203	6.5%		$213,316	$199,377	7.0%

Operating income	$16,045	$14,970	7.2%		$49,478	$40,529	22.1%
Operating income margin	22.1%	21.9%	0.2	pts	23.2%	20.3%	2.9	pts
Adjusted EBITDAre	$30,520	$29,171	4.6%		$91,932	$82,899	10.9%
Adjusted EBITDAre margin	42.0%	42.8%	(0.8)	pts	43.1%	41.6%	1.5	pts

Performance metrics:
Occupancy	80.8%	79.9%	0.9	pts	75.2%	75.9%	(0.7)	pts
ADR	$259.76	$245.52	5.8%		$253.23	$242.57	4.4%
RevPAR	$209.86	$196.19	7.0%		$190.54	$184.12	3.5%
Total RevPAR	$526.16	$493.90	6.5%		$518.67	$486.56	6.6%

JW Marriott Hill Country

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%
	2024	2023	Change		2024
Revenue	$54,273	$50,026	8.5%		$167,064

Operating income	$9,976	$7,876	26.7%		$34,548
Operating income margin	18.4%	15.7%	2.7	pts	20.7%
Adjusted EBITDAre	$17,549	$17,377	1.0%		$56,989
Adjusted EBITDAre margin	32.3%	34.7%	(2.4)	pts	34.1%

Performance metrics:
Occupancy	73.8%	72.0%	1.8	pts	72.2%
ADR	$327.27	$327.17	0.0%		$321.73
RevPAR	$241.68	$235.43	2.7%		$232.14
Total RevPAR	$588.74	$542.67	8.5%		$608.50

Note: JW Marriott Hill Country was acquired by the Company on June 30, 2023, therefore there are no comparison figures for the nine-month period.

Entertainment Segment

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
($ in thousands)			%				%
	2024	2023	Change		2024	2023	Change
Revenue	$82,915	$82,313	0.7%		$243,993	$236,751	3.1%

Operating income	$13,050	$20,523	(36.4)%		$44,984	$55,515	(19.0)%
Operating income margin	15.7%	24.9%	(9.2)	pts	18.4%	23.4%	(5.0)	pts
Adjusted EBITDAre	$22,451	$25,618	(12.4)%		$73,734	$69,380	6.3%
Adjusted EBITDAre margin	27.1%	31.1%	(4.0)	pts	30.2%	29.3%	0.9	pts

Note: Entertainment segment year-to-date 2024 results reflect franchise tax refunds for prior tax periods of 2020 through 2023 totaling approximately $3.4 million, which were recognized in the second quarter of 2024.

Fioravanti continued, “Our major capital investment activity in our Entertainment segment is nearing completion: we opened Category 10 on November 2nd to a positive early reception, and we expect to complete the renovation of the W Austin Hotel at Block 21 by year-end. With the benefit of these investments, together with our exciting plans for “Opry 100,” the year-long centennial celebration of the Grand Ole Opry, we believe OEG is poised to deliver strong results in 2025 and beyond.”

Corporate and Other Segment

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
($ in thousands)			%			%
	2024	2023	Change	2024	2023	Change
Operating loss	$(9,951)	$(10,323)	3.6%	$(31,503)	$(31,228)	(0.9)%
Adjusted EBITDAre	$(7,217)	$(7,288)	1.0%	$(23,448)	$(22,575)	(3.9)%

Note: Corporate and Other segment year-to-date 2024 results reflect franchise tax refunds for prior tax periods of 2020 through 2023 totaling approximately $0.1 million, which were recognized in the second quarter of 2024.

2024 Guidance

Fioravanti concluded, “We are pleased to increase our full year 2024 outlook for AFFO, while adopting a more conservative outlook, including for same-store Hospitality RevPAR and Total RevPAR growth, consolidated operating income and Adjusted EBITDAre to account for continued leisure transient softness, disruption from Hurricane Milton and incremental disruption from our capital investment projects underway.  We remain as confident as ever in the long-term strength of our businesses and the anticipated high-return investments we are making in our portfolio that we believe will generate meaningful value for our guests and shareholders in the years to come.”

The Company is updating its 2024 business performance outlook based on current information as of November 4, 2024. The Company does not expect to update the guidance provided below before next quarter’s earnings release. However, the Company may update its full business outlook or any portion thereof at any time for any reason.

	New Guidance Range (1)			Prior Guidance Range (1)
(in millions, except per share figures)	Full Year 2024			Full Year 2024			Change (1)
	Low	High	Midpoint	Low	High	Midpoint	Midpoint
Same-Store Hospitality RevPAR growth (2)	-%	1.00%	0.50%	1.00%	3.00%	2.00%	(1.50)%
Same-Store Hospitality Total RevPAR growth (2)	2.50%	3.50%	3.00%	2.75%	4.75%	3.75%	(0.75)%

Operating income:
Same-Store Hospitality (2)	$442.0	$445.0	$443.5	$447.5	$456.0	$451.8	$(8.3)
JW Marriott Hill Country	39.5	40.5	40.0	37.0	38.0	37.5	2.5
Entertainment	68.0	69.5	68.8	70.5	73.5	72.0	(3.3)
Corporate and Other	(44.3)	(43.0)	(43.6)	(44.8)	(43.0)	(43.9)	0.3
Consolidated operating income	$505.2	$512.0	$508.6	$510.2	$524.5	$517.4	$(8.8)

Adjusted EBITDAre:
Same-Store Hospitality (2)	$622.0	$632.0	$627.0	$625.5	$640.5	$633.0	$(6.0)
JW Marriott Hill Country	69.5	71.5	70.5	65.0	70.0	67.5	3.0
Entertainment	104.0	108.0	106.0	105.0	112.0	108.5	(2.5)
Corporate and Other	(34.0)	(32.0)	(33.0)	(35.0)	(32.0)	(33.5)	0.5
Consolidated Adjusted EBITDAre	$761.5	$779.5	$770.5	$760.5	$790.5	$775.5	$(5.0)

Net income	$281.0	$287.5	$284.3	$281.0	$287.5	$284.3	$–
Net income available to common stockholders and unit holders	$272.5	$281.5	$277.0	$271.0	$281.5	$276.3	$0.8

FFO available to common stockholders and unit holders	$492.3	$509.5	$500.9	$485.3	$508.0	$496.6	$4.3
Adjusted FFO available to common stockholders and unit holders	$519.0	$543.5	$531.3	$511.8	$543.0	$527.4	$3.9

Net income available to common stockholders per diluted share (3)	$4.38	$4.49	$4.44	$4.38	$4.49	$4.44	$-
Adjusted FFO available to common stockholders and unit holders
per diluted share/unit (3)(4)	$8.39	$8.68	$8.54	$8.29	$8.67	$8.48	$0.06

Weighted average shares outstanding - diluted (3)	64.1	64.1	64.1	64.1	64.1	64.1	(0.0)
Weighted average shares and OP units outstanding - diluted (3)	64.5	64.5	64.5	64.5	64.5	64.5	(0.0)

(1)	Includes JW Marriott Hill Country, except as otherwise noted. Amounts are calculated based on unrounded numbers.
(2)	Same-store excludes JW Marriott Hill Country.
(3)	Includes shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.
(4)	The prior guidance range for adjusted FFO available to common stockholders and unit holders per diluted share/unit is calculated in accordance with the revised calculation methodology posted on September 4, 2024.

Note: For reconciliations of Consolidated Adjusted EBITDAre guidance to Net Income, segment-level Adjusted EBITDAre to segment-level Operating Income, property-level Adjusted EBITDAre for JW Marriott Hill Country to property-level Operating Income, and FFO and Adjusted FFO available to common stockholders and unitholders to Net Income, see “Reconciliation of Forward-Looking Statements.”

Capital Expenditures Update

As of September 30, 2024, full year 2024 capital expenditures are estimated to be $400 million to $450 million, an increase from the previously provided range of $375 million to $425 million.

Dividend Update

On October 15, 2024, the Company paid the previously announced quarterly cash dividend of $1.10 per common share, which was paid to stockholders of record as of September 30, 2024.

Today, the Company declared its fourth quarter 2024 cash dividend of $1.15 per share of common stock, payable on January 15, 2025, to stockholders of record as of December 31, 2024. The Company’s dividend policy provides that it will distribute minimum dividends of 100% of REIT taxable income annually. Future dividends are subject to the Board’s future determinations as to amount and timing.

Balance Sheet/Liquidity Update

As of September 30, 2024, the Company had unrestricted cash of $534.9 million and total debt outstanding of $3,373.4 million, net of unamortized deferred financing costs. As of September 30, 2024, there were no amounts drawn under the Company’s revolving credit facility, $16.0 million was drawn under OEG’s revolving credit facility, and the lending banks had issued $4.3 million in letters of credit under the Company’s revolving credit facility, which left $759.7 million of aggregate borrowing availability under the Company’s revolving credit facility and OEG’s revolving credit facility.

Earnings Call Information

Ryman Hospitality Properties will hold a conference call to discuss this release tomorrow, November 5, 2024, at 11:00 a.m. ET. Investors can listen to the conference call over the Internet at www.rymanhp.com. To listen to the live call, please go to the Investor Relations section of the website (Investor Relations/News & Events/Events & Presentation) at least 15 minutes prior to the call to register and download any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call and will be available for at least 30 days.

About Ryman Hospitality Properties, Inc.

Ryman Hospitality Properties, Inc. (NYSE: RHP) is a leading lodging and hospitality real estate investment trust that specializes in upscale convention center resorts and entertainment experiences. The Company’s holdings include Gaylord Opryland Resort & Convention Center; Gaylord Palms Resort & Convention Center; Gaylord Texan Resort & Convention Center; Gaylord National Resort & Convention Center; and Gaylord Rockies Resort & Convention Center, five of the top seven largest non-gaming convention center hotels in the United States based on total indoor meeting space. The Company also owns the JW Marriott San Antonio Hill Country Resort & Spa as well as two ancillary hotels adjacent to our Gaylord Hotels properties. The Company’s hotel portfolio is managed by Marriott International and includes a combined total of 11,414 rooms as well as more than 3 million square feet of total indoor and outdoor meeting space in top convention and leisure destinations across the country. RHP also owns a 70% controlling ownership interest in Opry Entertainment Group (OEG), which is composed of entities owning a growing collection of iconic and emerging country music brands, including the Grand Ole Opry, Ryman Auditorium, WSM 650 AM, Ole Red, Nashville-area attractions, and Block 21, a mixed-use entertainment, lodging, office and retail complex, including the W Austin Hotel and the ACL Live at the Moody Theater, located in downtown Austin, Texas. RHP operates OEG as its Entertainment segment in a taxable REIT subsidiary, and its results are consolidated in the Company’s financial results.

Cautionary Note Regarding Forward-Looking Statements

This press release contains statements as to the Company’s beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, statements regarding the future performance of the Company’s business, anticipated business levels and anticipated financial results for the Company during future periods, the Company’s expected cash dividend, and other business or operational issues. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These include the risks and uncertainties associated with economic conditions affecting the hospitality business generally, the geographic concentration of the Company’s hotel properties, business levels at the Company’s hotels, the effects of inflation on the Company’s business, including the effects on costs of labor and supplies and effects on group customers at the Company’s hotels and customers in OEG’s businesses, the Company’s ability to remain qualified as a REIT, the Company’s ability to execute our strategic goals as a REIT, the Company’s ability to generate cash flows to support dividends, future board determinations regarding the timing and amount of dividends and changes to the dividend policy, the Company’s ability to borrow funds pursuant to its credit agreements and to refinance indebtedness and/or to successfully amend the agreements governing its indebtedness in the future, and changes in interest rates. Other factors that could cause operating and financial results to differ are described in the filings made from time to time by the Company with the U.S. Securities and Exchange Commission (SEC) and include the risk factors and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and subsequent filings. The Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

Additional Information

This release should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent Annual Report on Form 10-K. Copies of our reports are available on our website at no expense at www.rymanhp.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Calculation of RevPAR and Total RevPAR

We calculate revenue per available room (“RevPAR”) for our hotels by dividing room revenue by room nights available to guests for the period. We calculate total revenue per available room (“Total RevPAR”) for our hotels by dividing the sum of room revenue, food & beverage, and other ancillary services revenue by room nights available to guests for the period. Hospitality metrics do not include the results of the W Austin, which is included in the Entertainment segment.

Calculation of GAAP Margin Figures

We calculate Net Income available to common stockholders margin by dividing GAAP consolidated Net Income available to common stockholders by GAAP consolidated Total Revenue. We calculate consolidated, segment or property-level Operating Income Margin by dividing consolidated, segment or property-level GAAP Operating Income by consolidated, segment or property-level GAAP Revenue.

Non-GAAP Financial Measures

We present the following non-GAAP financial measures we believe are useful to investors as key measures of our operating performance:

EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Definition

We calculate EBITDAre, which is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) in its September 2017 white paper as Net Income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property of the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

Adjusted EBITDAre is then calculated as EBITDAre, plus to the extent the following adjustments occurred during the periods presented:

●	preopening costs;
●	non-cash lease expense;
●	equity-based compensation expense;
●	impairment charges that do not meet the NAREIT definition above;
●	credit losses on held-to-maturity securities;

●	transaction costs of acquisitions;
●	interest income on bonds;
●	loss on extinguishment of debt;
●	pension settlement charges;
●	pro rata Adjusted EBITDAre from unconsolidated joint ventures; and
●	any other adjustments we have identified herein.

We then exclude the pro rata share of Adjusted EBITDAre related to noncontrolling interests in consolidated joint ventures to calculate Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture.

We use EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture and segment or property-level EBITDAre and Adjusted EBITDAre to evaluate our operating performance. We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding our operating performance and debt leverage metrics, and that the presentation of these non-GAAP financial measures, when combined with the primary GAAP presentation of Net Income or Operating Income, as applicable, is beneficial to an investor’s complete understanding of our operating performance. We make additional adjustments to EBITDAre when evaluating our performance because we believe that presenting Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture provides useful information to investors regarding our operating performance and debt leverage metrics.

Adjusted EBITDAre Margin and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin Definition

We calculate consolidated Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin by dividing consolidated Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture by GAAP consolidated Total Revenue. We calculate consolidated, segment or property-level Adjusted EBITDAre Margin by dividing consolidated, segment-, or property-level Adjusted EBITDAre by consolidated, segment-, or property-level GAAP Revenue. We believe Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin is useful to investors in evaluating our operating performance because this non-GAAP financial measure helps investors evaluate and compare the results of our operations from period to period by presenting a ratio showing the quantitative relationship between Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture and GAAP consolidated Total Revenue or segment or property-level GAAP Revenue, as applicable.

FFO, Adjusted FFO, and Adjusted FFO available to common stockholders and unit holders Definition

The Company calculates FFO, which definition is clarified by NAREIT in its December 2018 white paper as Net Income (calculated in accordance with GAAP) excluding depreciation and amortization (excluding amortization of deferred financing costs and debt discounts), gains and losses from the sale of certain real estate assets, gains and losses from a change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciated real estate held by the entity, income (loss) from consolidated joint ventures attributable to noncontrolling interest, and pro rata adjustments from unconsolidated joint ventures.

To calculate adjusted FFO available to common stockholders and unit holders, the Company then excludes, to the extent the following adjustments occurred during the periods presented:

●	right-of-use asset amortization;
●	impairment charges that do not meet the NAREIT definition above;
●	write-offs of deferred financing costs;
●	amortization of debt discounts or premiums and amortization of deferred financing costs;
●	loss on extinguishment of debt;
●	non-cash lease expense;
●	credit loss on held-to-maturity securities;
●	pension settlement charges;
●	additional pro rata adjustments from unconsolidated joint ventures;
●	(gains) losses on other assets;
●	transaction costs on acquisitions;
●	deferred income tax expense (benefit); and
●	any other adjustments the Company has identified herein.

FFO available to common stockholders and unit holders and adjusted FFO available to common stockholders and unit holders exclude the ownership portion of the joint ventures not controlled or owned by the Company.

The Company presents adjusted FFO available to common stockholders and unit holders per diluted share/unit as a non-GAAP measure of its performance in addition to its net income available to common stockholders per diluted share (calculated in accordance with GAAP). The Company calculates adjusted FFO available to common stockholders and unit holders per diluted share/unit as its adjusted FFO (defined as set forth above) for a given operating period, as adjusted for the effect of dilutive securities, divided by the number of diluted shares and units outstanding during such period.

The Company believes that the presentation of these non-GAAP financial measures provides useful information to investors regarding the performance of its ongoing operations because each presents a measure of the Company’s operations without regard to specified non-cash items such as real estate depreciation and amortization, gain or loss on sale of assets and certain other items, which the Company believes are not indicative of the performance of its underlying hotel properties. The Company believes that these items are more representative of its asset base than its ongoing operations. The Company also uses these non-GAAP financial measures as measures in determining its results after considering the impact of its capital structure.

The Company cautions investors that non-GAAP financial measures it presents may not be comparable to similar measures disclosed by other companies, because not all companies calculate these non-GAAP measures in the same manner. The non-GAAP financial measures the Company presents, and any related per share measures, should not be considered as alternative measures of the Company’s Net Income, operating performance, cash flow or liquidity. These non-GAAP financial measures may include funds that may not be available for the Company’s discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although the Company believes that these non-GAAP financial measures can enhance an investor’s understanding of its results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily better indicators of any trend as compared to GAAP measures such as Net Income (Loss), Operating Income (Loss), or cash flow from operations.

Investor Relations Contacts:	Media Contacts:
Mark Fioravanti, President and Chief Executive Officer	Shannon Sullivan, Vice President Corporate and Brand Communications
Ryman Hospitality Properties, Inc.	Ryman Hospitality Properties, Inc.
(615) 316-6588	(615) 316-6725
mfioravanti@rymanhp.com	ssullivan@rymanhp.com
~or~
Jennifer Hutcheson, Chief Financial Officer
Ryman Hospitality Properties, Inc.
(615) 316-6320
jhutcheson@rymanhp.com
~or~
Sarah Martin, Vice President Investor Relations
Ryman Hospitality Properties, Inc.
(615) 316-6011
sarah.martin@rymanhp.com

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

Unaudited

(In thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
Revenues:
Rooms	$184,154	$180,309	$557,284	$510,052
Food and beverage	224,835	202,850	719,304	616,562
Other hotel revenue	58,054	63,039	171,012	161,708
Entertainment	82,915	82,313	243,993	236,751
Total revenues	549,958	528,511	1,691,593	1,525,073

Operating expenses:
Rooms	45,129	45,879	134,292	128,210
Food and beverage	127,040	117,435	387,588	339,642
Other hotel expenses	123,716	122,748	360,298	330,397
Management fees, net	16,889	15,947	56,300	46,560
Total hotel operating expenses	312,774	302,009	938,478	844,809
Entertainment	61,659	56,222	173,806	164,744
Corporate	9,724	10,103	31,080	30,582
Preopening costs	870	168	3,361	425
Gain on sale of assets	–	–	(270)	–
Depreciation and amortization	59,051	58,086	174,806	154,700
Total operating expenses	444,078	426,588	1,321,261	1,195,260

Operating income	105,880	101,923	370,332	329,813

Interest expense, net of amounts capitalized	(54,546)	(58,521)	(171,566)	(150,228)
Interest income	7,219	6,112	21,805	13,977
Loss on extinguishment of debt	–	–	(2,319)	(2,252)
Income (loss) from unconsolidated joint ventures	9	(12,566)	224	(17,525)
Other gains and (losses), net	2,758	5,993	3,075	5,470
Income before income taxes	61,320	42,941	221,551	179,255
Provision for income taxes	(922)	(2,156)	(13,652)	(7,333)
Net income	60,398	40,785	207,899	171,922

Net (income) loss attributable to noncontrolling interest in consolidated joint venture	(997)	715	(3,688)	(1,656)
Net income attributable to noncontrolling interest in Operating Partnership	(390)	(273)	(1,339)	(1,176)
Net income available to common stockholders	$59,011	$41,227	$202,872	$169,090

Basic income per share available to common stockholders	$0.99	$0.69	$3.39	$2.96
Diluted income per share available to common stockholders (1)	$0.94	$0.64	$3.25	$2.78

Weighted average common shares for the period:
Basic	59,900	59,707	59,845	57,089
Diluted (1)	63,901	63,620	63,535	61,391

(1)	Diluted weighted average common shares for the three and nine months ended September 30, 2024 include 3.8 million and 3.4 million, respectively, and the three and nine months ended September 30, 2023 include 3.7 million and 4.1 million, respectively, in equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

Unaudited

(In thousands)

	September 30,	December 31,
	2024	2023
ASSETS:
Property and equipment, net of accumulated depreciation	$4,092,234	$3,955,586
Cash and cash equivalents - unrestricted	534,931	591,833
Cash and cash equivalents - restricted	36,000	108,608
Notes receivable, net	56,635	61,760
Trade receivables, net	107,302	110,029
Deferred income tax assets, net	70,055	81,624
Prepaid expenses and other assets	189,084	154,810
Intangible assets, net	118,253	124,287
Total assets	$5,204,494	$5,188,537

LIABILITIES AND EQUITY:
Debt and finance lease obligations	$3,373,442	$3,377,028
Accounts payable and accrued liabilities	472,722	464,720
Dividends payable	68,005	67,932
Deferred management rights proceeds	164,860	165,174
Operating lease liabilities	130,289	129,122
Other liabilities	67,367	66,658
Noncontrolling interest in consolidated joint venture	372,274	345,126
Total equity	555,535	572,777
Total liabilities and equity	$5,204,494	$5,188,537

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

ADJUSTED EBITDAre RECONCILIATION

Unaudited

(In thousands)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2024		2023		2024		2023
	$	Margin	$	Margin	$	Margin	$	Margin
Consolidated:
Revenue	$549,958		$528,511		$1,691,593		$1,525,073
Net income	$60,398	11.0%	$40,785	7.7%	$207,899	12.3%	$171,922	11.3%
Interest expense, net	47,327		52,409		149,761		136,251
Provision for income taxes	922		2,156		13,652		7,333
Depreciation and amortization	59,051		58,086		174,806		154,700
Gain on sale of assets	–		–		(270)		–
Pro rata EBITDAre from unconsolidated joint ventures	1		5		5		22
EBITDAre	167,699	30.5%	153,441	29.0%	545,853	32.3%	470,228	30.8%
Preopening costs	870		168		3,361		425
Non-cash lease expense	1,046		1,495		2,904		4,495
Equity-based compensation expense	3,479		3,940		10,724		11,480
Pension settlement charge	597		–		597		–
Interest income on Gaylord National bonds	1,113		1,201		3,503		3,742
Loss on extinguishment of debt	–		–		2,319		2,252
Pro rata adjusted EBITDAre from unconsolidated joint ventures	(1)		10,629		(198)		10,629
Adjusted EBITDAre	174,803	31.8%	170,874	32.3%	569,063	33.6%	503,251	33.0%
Adjusted EBITDAre of noncontrolling interest in consolidated joint venture	(6,735)		(7,686)		(22,119)		(20,801)
Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture	$168,068	30.6%	$163,188	30.9%	$546,944	32.3%	$482,450	31.6%

Hospitality segment:
Revenue	$467,043		$446,198		$1,447,600		$1,288,322
Operating income	$102,781	22.0%	$91,723	20.6%	$356,851	24.7%	$305,526	23.7%
Depreciation and amortization	51,488		52,466		152,271		137,987
Non-cash lease expense	984		1,020		2,949		3,057
Interest income on Gaylord National bonds	1,113		1,201		3,503		3,742
Other gains and (losses), net	3,203		6,134		3,203		6,134
Adjusted EBITDAre	$159,569	34.2%	$152,544	34.2%	$518,777	35.8%	$456,446	35.4%

Same-Store Hospitality segment: (1)
Revenue	$412,770		$396,172		$1,280,536		$1,237,575
Operating income	$92,805	22.5%	$83,847	21.2%	$322,303	25.2%	$297,422	24.0%
Depreciation and amortization	43,915		42,965		129,830		128,486
Non-cash lease expense	984		1,020		2,949		3,057
Interest income on Gaylord National bonds	1,113		1,201		3,503		3,742
Other gains and (losses), net	3,203		6,134		3,203		6,134
Adjusted EBITDAre	$142,020	34.4%	$135,167	34.1%	$461,788	36.1%	$438,841	35.5%

Entertainment segment:
Revenue	$82,915		$82,313		$243,993		$236,751
Operating income	$13,050	15.7%	$20,523	24.9%	$44,984	18.4%	$55,515	23.4%
Depreciation and amortization	7,336		5,400		21,842		16,067
Preopening costs	870		168		3,361		425
Non-cash lease (revenue) expense	62		475		(45)		1,438
Equity-based compensation	989		984		2,882		2,810
Other gains and (losses), net	135		–		680		–
Pro rata adjusted EBITDAre from unconsolidated joint ventures	9		(1,932)		30		(6,875)
Adjusted EBITDAre	$22,451	27.1%	$25,618	31.1%	$73,734	30.2%	$69,380	29.3%

Corporate and Other segment:
Operating loss	$(9,951)		$(10,323)		$(31,503)		$(31,228)
Depreciation and amortization	227		220		693		646
Other gains and (losses), net	(580)		(141)		(807)		(663)
Equity-based compensation	2,490		2,956		7,842		8,670
Gain on sale of assets	–		–		(270)		–
Pension settlement charge	597		–		597		–
Adjusted EBITDAre	$(7,217)		$(7,288)		$(23,448)		$(22,575)
(1)	Same-Store Hospitality segment excludes JW Marriott Hill Country, which was acquired on June 30, 2023.

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO RECONCILIATION

Unaudited

(In thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
Net income	$60,398	$40,785	$207,899	$171,922
Noncontrolling interest in consolidated joint venture	(997)	715	(3,688)	(1,656)
Net income available to common stockholders and unit holders	59,401	41,500	204,211	170,266
Depreciation and amortization	59,004	58,028	174,664	154,581
Adjustments for noncontrolling interest	(2,201)	(1,620)	(6,553)	(4,820)
Pro rata adjustments from joint ventures	1	23	3	69
FFO available to common stockholders and unit holders	116,205	97,931	372,325	320,096

Right-of-use asset amortization	47	58	142	119
Non-cash lease expense	1,046	1,495	2,904	4,495
Pension settlement charge	597	–	597	–
Pro rata adjustments from joint ventures	(1)	10,629	(198)	10,629
Gain on other assets	–	–	(270)	–
Amortization of deferred financing costs	2,647	2,682	7,995	7,989
Amortization of debt discounts and premiums	545	637	1,852	1,688
Loss on extinguishment of debt	–	–	2,319	2,252
Adjustments for noncontrolling interest	(902)	(3,616)	(2,020)	(4,898)
Deferred tax provision	51	1,463	10,715	4,894
Adjusted FFO available to common stockholders and unit holders	$120,235	$111,279	$396,361	$347,264

Basic net income per share	$0.99	$0.69	$3.39	$2.96
Diluted net income per share	$0.94	$0.64	$3.25	$2.78

FFO available to common stockholders and unit holders per basic share/unit	$1.93	$1.63	$6.18	$5.57
Adjusted FFO available to common stockholders and unit holders per basic share/unit	$1.99	$1.85	$6.58	$6.04

FFO available to common stockholders and unit holders per diluted share/unit (1)	$1.86	$1.54	$5.98	$5.29
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (1)	$1.93	$1.81	$6.39	$5.80

Weighted average common shares and OP units for the period:
Basic	60,295	60,102	60,240	57,484
Diluted (1)	64,296	64,015	63,930	61,786

(1)	Diluted weighted average common shares and OP units for the three and nine months ended September 30, 2024 include 3.8 million and 3.4 million, respectively, and the three and nine months ended September 30, 2023 include 3.7 million and 4.1 million, respectively, in equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

HOSPITALITY SEGMENT ADJUSTED EBITDAre RECONCILIATION AND OPERATING METRICS

Unaudited

(In thousands)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2024		2023		2024		2023
	$	Margin	$	Margin	$	Margin	$	Margin
Hospitality segment:
Revenue	$467,043		$446,198		$1,447,600		$1,288,322
Operating income	$102,781	22.0%	$91,723	20.6%	$356,851	24.7%	$305,526	23.7%
Depreciation and amortization	51,488		52,466		152,271		137,987
Non-cash lease expense	984		1,020		2,949		3,057
Interest income on Gaylord National bonds	1,113		1,201		3,503		3,742
Other gains and (losses), net	3,203		6,134		3,203		6,134
Adjusted EBITDAre	$159,569	34.2%	$152,544	34.2%	$518,777	35.8%	$456,446	35.4%

Performance metrics:
Occupancy	69.5%		71.8%		70.0%		72.3%
ADR	$252.42		$239.00		$254.72		$240.53
RevPAR	$175.37		$171.71		$178.19		$173.80
OtherPAR	$269.40		$253.20		$284.68		$265.20
Total RevPAR	$444.77		$424.91		$462.87		$439.00

Same-Store Hospitality segment: (1)
Revenue	$412,770		$396,172		$1,280,536		$1,237,575
Operating income	$92,805	22.5%	$83,847	21.2%	$322,303	25.2%	$297,422	24.0%
Depreciation and amortization	43,915		42,965		129,830		128,486
Non-cash lease expense	984		1,020		2,949		3,057
Interest income on Gaylord National bonds	1,113		1,201		3,503		3,742
Other gains and (losses), net	3,203		6,134		3,203		6,134
Adjusted EBITDAre	$142,020	34.4%	$135,167	34.1%	$461,788	36.1%	$438,841	35.5%

Performance metrics:
Occupancy	69.1%		71.8%		69.7%		72.3%
ADR	$244.71		$230.50		$248.05		$237.74
RevPAR	$168.99		$165.58		$173.00		$171.80
OtherPAR	$261.92		$248.00		$275.86		$263.59
Total RevPAR	$430.91		$413.58		$448.86		$435.39

Gaylord Opryland:
Revenue	$122,659		$111,939		$356,846		$334,220
Operating income	$36,622	29.9%	$29,549	26.4%	$112,089	31.4%	$93,255	27.9%
Depreciation and amortization	8,203		8,484		24,535		25,550
Non-cash lease revenue	(10)		(11)		(32)		(35)
Adjusted EBITDAre	$44,815	36.5%	$38,022	34.0%	$136,592	38.3%	$118,770	35.5%

Performance metrics:
Occupancy	71.8%		72.7%		70.8%		72.2%
ADR	$254.05		$242.37		$253.83		$244.82
RevPAR	$182.49		$176.18		$179.66		$176.66
OtherPAR	$279.16		$245.12		$271.29		$247.25
Total RevPAR	$461.65		$421.30		$450.95		$423.91

Gaylord Palms:
Revenue	$68,242		$63,885		$222,504		$222,260
Operating income	$12,323	18.1%	$9,249	14.5%	$50,808	22.8%	$55,205	24.8%
Depreciation and amortization	6,318		5,650		18,078		16,803
Non-cash lease expense	994		1,031		2,981		3,092
Adjusted EBITDAre	$19,635	28.8%	$15,930	24.9%	$71,867	32.3%	$75,100	33.8%

Performance metrics:
Occupancy	61.0%		67.4%		66.0%		74.2%
ADR	$223.10		$214.22		$243.86		$239.56
RevPAR	$136.09		$144.33		$160.98		$177.67
OtherPAR	$295.67		$259.86		$311.70		$296.22
Total RevPAR	$431.76		$404.19		$472.68		$473.89

Gaylord Texan:
Revenue	$73,096		$73,991		$241,895		$241,868
Operating income	$18,697	25.6%	$19,555	26.4%	$71,043	29.4%	$73,748	30.5%
Depreciation and amortization	5,720		5,670		17,355		17,154
Adjusted EBITDAre	$24,417	33.4%	$25,225	34.1%	$88,398	36.5%	$90,902	37.6%

Performance metrics:
Occupancy	71.8%		73.0%		74.6%		75.0%
ADR	$247.51		$233.92		$246.78		$233.19
RevPAR	$177.82		$170.68		$184.16		$175.00
OtherPAR	$260.17		$272.68		$302.52		$313.40
Total RevPAR	$437.99		$443.36		$486.68		$488.40

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

HOSPITALITY SEGMENT ADJUSTED EBITDAre RECONCILIATION AND OPERATING METRICS

Unaudited

(In thousands)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2024		2023		2024		2023
	$	Margin	$	Margin	$	Margin	$	Margin
Gaylord National:
Revenue	$69,751		$72,124		$226,394		$221,910
Operating income	$8,493	12.2%	$9,855	13.7%	$36,037	15.9%	$32,836	14.8%
Depreciation and amortization	8,451		8,415		25,257		24,966
Interest income on Gaylord National bonds	1,113		1,201		3,503		3,742
Other gains and (losses), net	3,203		6,134		3,203		6,134
Adjusted EBITDAre	$21,260	30.5%	$25,605	35.5%	$68,000	30.0%	$67,678	30.5%

Performance metrics:
Occupancy	63.5%		71.5%		66.3%		68.9%
ADR	$240.73		$216.85		$247.47		$235.67
RevPAR	$152.98		$155.12		$163.98		$162.38
OtherPAR	$226.86		$237.64		$249.98		$244.86
Total RevPAR	$379.84		$392.76		$413.96		$407.24

Gaylord Rockies:
Revenue	$72,658		$68,203		$213,316		$199,377
Operating income	$16,045	22.1%	$14,970	21.9%	$49,478	23.2%	$40,529	20.3%
Depreciation and amortization	14,475		14,201		42,454		42,370
Adjusted EBITDAre	$30,520	42.0%	$29,171	42.8%	$91,932	43.1%	$82,899	41.6%

Performance metrics:
Occupancy	80.8%		79.9%		75.2%		75.9%
ADR	$259.76		$245.52		$253.23		$242.57
RevPAR	$209.86		$196.19		$190.54		$184.12
OtherPAR	$316.30		$297.71		$328.13		$302.44
Total RevPAR	$526.16		$493.90		$518.67		$486.56

JW Marriott Hill Country: (2)
Revenue	$54,273		$50,026		$167,064		$50,747
Operating income	$9,976	18.4%	$7,876	15.7%	$34,548	20.7%	$8,104	16.0%
Depreciation and amortization	7,573		9,501		22,441		9,501
Adjusted EBITDAre	$17,549	32.3%	$17,377	34.7%	$56,989	34.1%	$17,605	34.7%

Performance metrics:
Occupancy	73.8%		72.0%		72.2%		72.0%
ADR	$327.27		$327.17		$321.73		$327.17
RevPAR	$241.68		$235.43		$232.14		$235.43
OtherPAR	$347.06		$307.24		$376.36		$315.07
Total RevPAR	$588.74		$542.67		$608.50		$550.50

The AC Hotel at National Harbor:
Revenue	$2,686		$3,244		$9,615		$8,856
Operating income	$133	5.0%	$668	20.6%	$1,864	19.4%	$1,413	16.0%
Depreciation and amortization	235		223		703		675
Adjusted EBITDAre	$368	13.7%	$891	27.5%	$2,567	26.7%	$2,088	23.6%

Performance metrics:
Occupancy	54.9%		71.0%		59.6%		63.1%
ADR	$234.78		$232.86		$263.77		$244.00
RevPAR	$129.01		$165.39		$157.11		$154.08
OtherPAR	$23.04		$18.27		$25.65		$14.88
Total RevPAR	$152.05		$183.66		$182.76		$168.96

The Inn at Opryland: (3)
Revenue	$3,678		$2,786		$9,966		$9,084
Operating income	$492	13.4%	$1	0.0%	$984	9.9%	$436	4.8%
Depreciation and amortization	513		322		1,448		968
Adjusted EBITDAre	$1,005	27.3%	$323	11.6%	$2,432	24.4%	$1,404	15.5%

Performance metrics:
Occupancy	58.7%		44.7%		54.0%		55.8%
ADR	$174.34		$160.49		$173.35		$153.10
RevPAR	$102.30		$71.71		$93.57		$85.45
OtherPAR	$29.72		$28.23		$26.49		$24.35
Total RevPAR	$132.02		$99.94		$120.06		$109.80

(1)	Same-Store Hospitality segment excludes JW Marriott Hill Country, which was acquired on June 30, 2023.
(2)	JW Marriott Hill Country was acquired by the Company on June 30, 2023.
(3)	Includes other hospitality revenue and expense.

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

EARNINGS PER SHARE, FFO PER SHARE AND ADJUSTED FFO PER SHARE CALCULATIONS

Unaudited

(In thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
Earnings per share:

Numerator:
Net income available to common stockholders	$59,011	$41,227	$202,872	$169,090
Net income (loss) attributable to noncontrolling interest in consolidated joint venture	997	(715)	3,688	1,656
Net income available to common stockholders - if-converted method	$60,008	$40,512	$206,560	$170,746

Denominator:
Weighted average shares outstanding - basic	59,900	59,707	59,845	57,089
Effect of dilutive stock-based compensation	223	225	287	238
Effect of dilutive put rights (1)	3,778	3,688	3,403	4,064
Weighted average shares outstanding - diluted	63,901	63,620	63,535	61,391

Basic income per share available to common stockholders	$0.99	$0.69	$3.39	$2.96
Diluted income per share available to common stockholders (1)	$0.94	$0.64	$3.25	$2.78

FFO per share/unit:

Numerator:
FFO available to common stockholders and unit holders	$116,205	$97,931	$372,325	$320,096
Net income (loss) attributable to noncontrolling interest in consolidated joint venture	997	(715)	3,688	1,656
FFO adjustments for noncontrolling interest	2,201	1,620	6,553	4,820
FFO available to common stockholders and unit holders - if-converted method	$119,403	$98,836	$382,566	$326,572

Denominator:
Weighted average shares and OP units outstanding - basic	60,295	60,102	60,240	57,484
Effect of dilutive stock-based compensation	223	225	287	238
Effect of dilutive put rights (1)	3,778	3,688	3,403	4,064
Weighted average shares and OP units outstanding - diluted	64,296	64,015	63,930	61,786

FFO available to common stockholders and unit holders per basic share/unit	$1.93	$1.63	$6.18	$5.57
FFO available to common stockholders and unit holders per diluted share/unit (1)	$1.86	$1.54	$5.98	$5.29

Adjusted FFO per share/unit:

Numerator:
Adjusted FFO available to common stockholders and unit holders	$120,235	$111,279	$396,361	$347,264
Net income (loss) attributable to noncontrolling interest in consolidated joint venture	997	(715)	3,688	1,656
FFO adjustments for noncontrolling interest	2,201	1,620	6,553	4,820
Adjusted FFO adjustments for noncontrolling interest	902	3,616	2,020	4,898
Adjusted FFO available to common stockholders and unit holders - if-converted method	$124,335	$115,800	$408,622	$358,638

Denominator:
Weighted average shares and OP units outstanding - basic	60,295	60,102	60,240	57,484
Effect of dilutive stock-based compensation	223	225	287	238
Effect of dilutive put rights (1)	3,778	3,688	3,403	4,064
Weighted average shares and OP units outstanding - diluted	64,296	64,015	63,930	61,786

Adjusted FFO available to common stockholders and unit holders per basic share/unit	$1.99	$1.85	$6.58	$6.04
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (1)	$1.93	$1.81	$6.39	$5.80

(1)	Includes equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“Adjusted EBITDAre”)

Funds From Operations (“FFO”) and Adjusted FFO

Unaudited

($ in thousands, except per share data)

	New Guidance Range
	For Full Year 2024
	Low	High	Midpoint
Consolidated:
Net income	$281,000	$287,500	$284,250
Provision for income taxes	15,250	15,500	15,375
Interest expense, net	209,775	210,275	210,025
Depreciation and amortization	229,750	236,000	232,875
Gain on sale of assets	(275)	(275)	(275)
EBITDAre	$735,500	$749,000	$742,250
Non-cash lease expense	3,500	4,500	4,000
Preopening costs	3,000	3,500	3,250
Equity-based compensation expense	12,750	13,500	13,125
Pension settlement charge	1,500	1,750	1,625
Interest income on Gaylord National bonds	4,500	5,500	5,000
Other gains and (losses), net	750	1,750	1,250
Adjusted EBITDAre	$761,500	$779,500	$770,500

Hospitality segment:
Operating income	$481,500	$485,500	$483,500
Depreciation and amortization	199,000	204,000	201,500
Non-cash lease expense	3,500	4,500	4,000
Interest income on Gaylord National bonds	4,500	5,500	5,000
Other gains and (losses), net	3,000	4,000	3,500
Adjusted EBITDAre	$691,500	$703,500	$697,500

Same-Store Hospitality segment: (1)
Operating income	$442,000	$445,000	$443,500
Depreciation and amortization	169,000	173,000	171,000
Non-cash lease expense	3,500	4,500	4,000
Interest income on Gaylord National bonds	4,500	5,500	5,000
Other gains and (losses), net	3,000	4,000	3,500
Adjusted EBITDAre	$622,000	$632,000	$627,000

JW Marriott Hill Country:
Operating income	$39,500	$40,500	$40,000
Depreciation and amortization	30,000	31,000	30,500
Adjusted EBITDAre	$69,500	$71,500	$70,500
(1)	Same-Store excludes JW Marriott Hill Country.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“Adjusted EBITDAre”)

Funds From Operations (“FFO”) and Adjusted FFO

Unaudited

($ in thousands, except per share data)

	New Guidance Range
	For Full Year 2024
	Low	High	Midpoint
Entertainment segment:
Operating income	$68,000	$69,500	$68,750
Depreciation and amortization	29,000	30,000	29,500
Preopening costs	3,000	3,500	3,250
Equity-based compensation	3,500	4,000	3,750
Pro rata adjusted EBITDAre from unconsolidated joint ventures	500	1,000	750
Adjusted EBITDAre	$104,000	$108,000	$106,000

Corporate and Other segment:
Operating loss	$(44,250)	$(43,000)	$(43,625)
Depreciation and amortization	1,750	2,000	1,875
Equity-based compensation	9,250	9,500	9,375
Pension settlement charge	1,500	1,750	1,625
Other gains and (losses), net	(2,250)	(2,250)	(2,250)
Adjusted EBITDAre	$(34,000)	$(32,000)	$(33,000)

Consolidated:
Net income	$281,000	$287,500	$284,250
Noncontrolling interest in consolidated joint venture	(8,500)	(6,000)	(7,250)
Net income available to common stockholders and unit holders	$272,500	$281,500	$277,000
Depreciation and amortization	229,750	236,000	232,875
Adjustments for noncontrolling interest	(10,000)	(8,000)	(9,000)
FFO available to common stockholders and unit holders	$492,250	$509,500	$500,875
Right-of-use asset amortization	–	500	250
Non-cash lease expense	3,500	4,500	4,000
Pension settlement charge	1,500	1,750	1,625
Other gains and (losses), net	750	1,750	1,250
Adjustments for noncontrolling interest	(3,500)	(2,500)	(3,000)
Amortization of deferred financing costs	10,000	11,000	10,500
Amortization of debt discounts and premiums	2,500	3,500	3,000
Deferred tax provision	12,000	13,500	12,750
Adjusted FFO available to common stockholders and unit holders	$519,000	$543,500	$531,250

Net income available to common stockholders per diluted share (1)	$4.38	$4.49	$4.44
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (1)	$8.39	$8.68	$8.54

Estimated weighted average shares outstanding - diluted (in millions)	64.1	64.1	64.1
Estimated weighted average shares and OP units outstanding - diluted (in millions)	64.5	64.5	64.5
(1)	Represents equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“Adjusted EBITDAre”)

Funds From Operations (“FFO”) and Adjusted FFO

Unaudited

($ in thousands, except per share data)

	Prior Guidance Range
	For Full Year 2024
	Low	High	Midpoint
Consolidated:
Net income	$281,000	$287,500	$284,250
Provision for income taxes	15,250	17,000	16,125
Interest expense, net	214,775	221,275	218,025
Depreciation and amortization	224,250	234,500	229,375
Gain on sale of assets	(275)	(275)	(275)
EBITDAre	$735,000	$760,000	$747,500
Non-cash lease expense	3,500	4,500	4,000
Preopening costs	3,000	3,500	3,250
Equity-based compensation expense	12,500	13,500	13,000
Pension settlement charge	1,500	1,750	1,625
Interest income on Gaylord National bonds	4,500	5,500	5,000
Other gains and (losses), net	500	1,750	1,125
Adjusted EBITDAre	$760,500	$790,500	$775,500

Hospitality segment:
Operating income	$484,500	$494,000	$489,250
Depreciation and amortization	195,000	202,500	198,750
Non-cash lease expense	3,500	4,500	4,000
Interest income on Gaylord National bonds	4,500	5,500	5,000
Other gains and (losses), net	3,000	4,000	3,500
Adjusted EBITDAre	$690,500	$710,500	$700,500

Same-Store Hospitality segment: (1)
Operating income	$447,500	$456,000	$451,750
Depreciation and amortization	167,000	170,500	168,750
Non-cash lease expense	3,500	4,500	4,000
Interest income on Gaylord National bonds	4,500	5,500	5,000
Other gains and (losses), net	3,000	4,000	3,500
Adjusted EBITDAre	$625,500	$640,500	$633,000

JW Marriott Hill Country:
Operating income	$37,000	$38,000	$37,500
Depreciation and amortization	28,000	32,000	30,000
Adjusted EBITDAre	$65,000	$70,000	$67,500
(1)	Same-Store excludes JW Marriott Hill Country.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“Adjusted EBITDAre”)

Funds From Operations (“FFO”) and Adjusted FFO

Unaudited

($ in thousands, except per share data)

	Prior Guidance Range
	For Full Year 2024
	Low	High	Midpoint
Entertainment segment:
Operating income	$70,500	$73,500	$72,000
Depreciation and amortization	27,500	30,000	28,750
Preopening costs	3,000	3,500	3,250
Equity-based compensation	3,500	4,000	3,750
Pro rata adjusted EBITDAre from unconsolidated joint ventures	500	1,000	750
Adjusted EBITDAre	$105,000	$112,000	$108,500

Corporate and Other segment:
Operating loss	$(44,750)	$(43,000)	$(43,875)
Depreciation and amortization	1,750	2,000	1,875
Equity-based compensation	9,000	9,500	9,250
Pension settlement charge	1,500	1,750	1,625
Other gains and (losses), net	(2,500)	(2,250)	(2,375)
Adjusted EBITDAre	$(35,000)	$(32,000)	$(33,500)

Consolidated:
Net income	$281,000	$287,500	$284,250
Noncontrolling interest in consolidated joint venture	(10,000)	(6,000)	(8,000)
Net income available to common stockholders and unit holders	$271,000	$281,500	$276,250
Depreciation and amortization	224,250	234,500	229,375
Adjustments for noncontrolling interest	(10,000)	(8,000)	(9,000)
FFO available to common stockholders and unit holders	$485,250	$508,000	$496,625
Right-of-use asset amortization	–	500	250
Non-cash lease expense	3,500	4,500	4,000
Pension settlement charge	1,500	1,750	1,625
Other gains and (losses), net	500	1,750	1,125
Adjustments for noncontrolling interest	(3,000)	(2,000)	(2,500)
Amortization of deferred financing costs	9,500	11,500	10,500
Amortization of debt discounts and premiums	2,500	3,500	3,000
Deferred tax provision	12,000	13,500	12,750
Adjusted FFO available to common stockholders and unit holders	$511,750	$543,000	$527,375

Net income available to common stockholders per diluted share (1)	$4.38	$4.49	$4.44
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (1)(2)	$8.29	$8.67	$8.48

Estimated weighted average shares outstanding - diluted (in millions)	64.1	64.1	64.1
Estimated weighted average shares and OP units outstanding - diluted (in millions)	64.5	64.5	64.5
(1)	Represents equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.
(2)	The prior guidance range for adjusted FFO available to common stockholders and unit holders per diluted share/unit is calculated in accordance with the revised calculation methodology posted on September 4, 2024.